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                                Exhibit (11)(d)


                            Consent of Ropes & Gray
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                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 42 to the Registration Statement of The One Group (Nos. 2-95973 and 811-4236) on Form N-1A under the Securities Act of 1933, as amended.


                                /s/ ROPES & GRAY
                                -------------------------
                                    ROPES & GRAY


Washington, D.C.
June 18, 1997